Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vance D. Coffman	April 22, 2004

VANCE D. COFFMAN
Chairman and Chief Executive Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ E.C. “Pete” Aldridge	April 22, 2004

E.C. “PETE” ALDRIDGE, JR.
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald	April 22, 2004

NOLAN D. ARCHIBALD
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Norman Augustine	April 22, 2004

NORMAN AUGUSTINE
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marcus C. Bennett	April 22, 2004

MARCUS C. BENNETT
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King	April 22, 2004

GWENDOLYN S. KING
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale	April 22, 2004

DOUGLAS H. MCCORKINDALE
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eugene F. Murphy	April 22, 2004

EUGENE F. MURPHY
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston	April 22, 2004

JOSEPH W. RALSTON
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank Savage	April 22, 2004

FRANK SAVAGE
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens	April 22, 2004

ANNE STEVENS
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James R. Ukropina	April 22, 2004

JAMES R. UKROPINA
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas C. Yearley	April 22, 2004

DOUGLAS C. YEARLEY
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens	April 22, 2004

ROBERT J. STEVENS
President, Chief Operating Officer and Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher E. Kubasik	April 22, 2004

CHRISTOPHER E. KUBASIK
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rajeev Bhalla	April 22, 2004

RAJEEV BHALLA
Vice President and Controller